UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED):

June 23, 2009

IDM PHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19591	33-0245076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Parker, Suite 100
Irvine, California 92618

(Address of Principal Executive Offices)  (Zip Code)

(949) 470-4751

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 23, 2009, Takeda America Holdings, Inc. (the “Parent”), a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“TPC”), completed its acquisition of all of the outstanding shares of common stock, par value $0.01 per share, of IDM Pharma, Inc. (the “Company”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 18, 2009, among the Parent, the Company and Jade Subsidiary Corporation (the “Merger Sub”), a wholly owned subsidiary of the Parent.  The Parent’s acquisition of the capital stock of the Company was structured as a two-step transaction, with a tender offer made through the Merger Sub for all of the outstanding shares of the Company common stock (the “Offer”) followed by a merger of the Merger Sub with and into the Company (the “Merger”), with the Company becoming the surviving corporation and a wholly owned subsidiary of the Parent.

The initial offering period of the Offer expired at 12:00 midnight, New York City time, at the end of Monday, June 22, 2009.  According to American Stock Transfer & Trust Company, the depositary of the Offer, as of the expiration of the initial offering period, a total of approximately 21,842,929 shares of the Company common stock (including shares tendered under guaranteed delivery procedures) had been validly tendered pursuant to the Offer and not properly withdrawn, representing approximately 86.4% of the outstanding shares of the Company.  On June 23, 2009, the Merger Sub accepted for purchase all shares that were validly tendered and not properly withdrawn.  Stockholders who validly tendered and did not properly withdraw their shares will promptly receive $2.64 per share, net to the seller in cash (the “Offer Price”). The Offer Price paid or payable for shares tendered in the Offer is subject to any applicable tax withholding, and no interest will be paid thereon.

A copy of the press release issued by TPC announcing the completion of the Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On June 24, 2009, pursuant to the terms and conditions of the Merger Agreement, the Merger Sub was merged with and into the Company and each remaining outstanding share of the Company common stock (other than (1) any shares held by the Company as treasury stock or owned by the Parent, the Merger Sub or any subsidiary of the Company, the Parent or the Merger Sub and (2) any shares held by a holder who did not vote in favor of or consent to the Merger and who properly demands and perfects his, her or its right to be paid the fair value of such shares in accordance with Delaware law) was automatically cancelled and converted into the right to receive the same consideration per share paid in the Offer.

A copy of the press release issued by the TPC announcing the completion of the acquisition is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on May 18, 2009.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of The Nasdaq Global Market (“Nasdaq”).  Accordingly, on June 24, 2009, at the

Company’s request, The NASDAQ Stock Market LLC filed with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of shares of Company common stock from Nasdaq and the deregistration of the Company common stock under the Exchange Act.  In addition, the Company will file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the top-up option granted to the Merger Sub in the Merger Agreement, on June 24, 2009, the Company issued to the Merger Sub 13,000,000 new shares of Company common stock (the “Top-Up Shares”) for an aggregate purchase price of $34,320,000, paid for by delivery of a promissory note.  The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act, since this transaction does not involve a public offering.

Item 5.01. Changes in Control of Registrant.

The information disclosed in Item 3.01 and Item 5.02 is hereby incorporated by reference.

As a result of the Merger Sub’s acceptance for purchase on June 23, 2009 of all shares of the Company common stock that had been validly tendered pursuant to the Offer and not properly withdrawn, representing approximately 86.4% of the outstanding shares of the Company, there was a change in control of the Company, and the Parent, as the direct parent of the Merger Sub, controlled the Company.  As of the effective time of the Merger on June 24, 2009, the Company became a wholly owned subsidiary of the Parent.

The Merger Sub acquired the remaining outstanding shares of the Company by means of a merger of the Merger Sub with and into the Company, as a result of which the Company became a wholly owned subsidiary of the Parent. At the effective time of the Merger, each share then outstanding (other than shares held in the treasury of the Company and shares that are held by (i) the Parent, the Merger Sub or any other wholly-owned subsidiary of the Parent or the Company or (ii) shareholders who properly demand and perfect appraisal rights under Delaware law) has been converted into the right to receive $2.64 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer.

The total consideration to be paid for the shares of the Company common stock in the Offer and the Merger, excluding fees and expenses, consists of approximately $67,416,621.  The Parent, through its working capital, funded the closing cash consideration for the shares of the Company acquired in the Offer and the Merger.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the effective time of the Merger on June 24, 2009, each of Timothy P. Walbert, Michael G. Grey, Robert Beck, M.D., John P. McKearn, Ph.D., and Gregory J. Tibbitts resigned from the Board of Directors of the Company.

In addition, after the effective time of the Merger on June 24, 2009, Iwaaki Taniguchi was elected the sole director of the Company.   The following sets forth biographical information of the new director:

Iwaaki Taniguchi.  Director and President of Takeda America Holdings, Inc. since November 2004.  Mr. Taniguchi also served Shinsei Bank Limited (399 Park Avenue, New York, NY 10022, USA) as Deputy Chief Representative, New York Representative Office (April 2001—December 2003). Mr. Taniguchi then served TPC as Manager, Finance and Accounting Department (Financing) (December 2003 November 2004) and Senior Manager, Finance and Accounting Department (Financing) (November 2004 September 2006). Mr. Taniguchi’s business address and telephone number is c/o Takeda America Holdings, Inc., 767 Third Avenue, 8th Floor, New York, NY 10017, USA, 212-421-6950.

On June 24, 2009, effective as of the effective time of the Merger, the following officers of the Company were terminated: Timothy P. Walbert, Robert J. De Vaere, Jeffrey W. Sherman, M.D. and Timothy C. Melkus.

In addition, after the effective time of the Merger on June 24, 2009, Iwaaki Taniguchi was elected the President, Treasurer and Secretary of the Company.  See biographical information above.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of the Company was amended and restated in its entirety, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.  Also, following the consummation of the Merger, the Bylaws of the Company were amended and restated in their entirety, a copy of which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company.

Exhibit 3.2	Amended and Restated Bylaws of the Company.

Exhibit 99.1	Press release issued by Takeda Pharmaceutical Company Limited on June 23, 2009 announcing the completion of the Offer.

Exhibit 99.2	Press release issued by Takeda Pharmaceutical Company Limited on June 24, 2009 announcing the completion of the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM Pharma, Inc.

Date: June 26, 2009	By:	/s/ Laurie B. Keating
Name: Laurie B. Keating
Title: Attorney-in-fact

EXHIBIT INDEX

Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company.

Exhibit 3.2	Amended and Restated Bylaws of the Company.

Exhibit 99.1	Press release issued by Takeda Pharmaceutical Company Limited on June 23, 2009 announcing the completion of the Offer.

Exhibit 99.2	Press release issued by the Takeda Pharmaceutical Company Limited on June 24, 2009 announcing the completion of the acquisition.

Schedule 1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Laurie Bartlett Keating and Jeannette Potts, and each of them, its true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for it and in its name, place, and stead, in any and all capacities, to sign any and all filings, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission relating to the tender offer for shares of common stock of IDM Pharma, Inc. or subsequent merger of Jade Subsidiary Corporation with IDM Pharma, Inc., and hereby grants to each such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 28, 2009

TAKEDA AMERICA HOLDINGS, INC.

By:	/s/ Iwaaki Taniguchi
Name:	Iwaaki Taniguchi
Title:	President

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By:	/s/ Hiroshi Shinha
Name:	Hiroshi Shinha
Title:	Member of the Board
General Manager, Legal Department